EXHIBIT 10.9

                    CHINAGROWTH SOUTH ACQUISITION CORPORATION




                                                                January __, 2007

Global Vestor Capital Partners, LLC
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417


Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of ChinaGrowth South Acquisition Corporation ("ChinaGrowth South") and continuing until the earlier of the consummation by ChinaGrowth South of a "Business Combination" or ChinaGrowth South's liquidation (as described in ChinaGrowth South's IPO prospectus) (the "Termination Date"), Global Vestor Capital Partners, LLC shall make available to ChinaGrowth South certain office space, utilities, administrative, technology and secretarial services as may be required by ChinaGrowth South from time to time. In exchange therefor, ChinaGrowth South shall pay Global Vestor Capital Partners, LLC up to $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                      Very truly yours,


                                      CHINAGROWTH SOUTH
                                       ACQUISITION CORPORATION



                                      By: ________________________________
                                          Name:
                                          Title:

AGREED TO AND ACCEPTED BY:

GLOBAL VESTOR CAPITAL PARTNERS, LLC


By: _____________________________
    Name:
    Title: